UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices, including zip code)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one Right and one Warrant	ADOC	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $.0001 par value	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Class A Ordinary Share exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K, on November 12, 2020, EDOC Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 9,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, $.0001 par value (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $90,000,000. Pursuant to the underwriting agreement, dated November 9, 2020, the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,350,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”).

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreements, dated as of November 9, 2020 (the “Private Placement Agreements”), by and between each of American Physicians LLC, our sponsor, I-Bankers Securities, Inc., on the one hand, and the Company, on the other hand, completed the private sale (the “Private Placement”) of an aggregate of 479,000 units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,790,000. Pursuant to the Private Placement Agreements, 414,000 Private Placement Units were purchased by the Sponsor, and 65,000 Private Placement Units were purchased by I-Bankers.

A total of $91,530,000 of the net proceeds from the IPO and the Private Placement Units was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 12, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

Date: November 18, 2020	By:	/s/ Kevin Chen
Name: Kevin Chen
Title: Chief Executive Officer

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